Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Pentagon Federal Credit Union
7940 Jones Branch Drive
McLean, Virginia 22102

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Pentagon Federal Credit Union (the “Company,” as the engaging party) and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman Sachs & Co. LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of a sample of collateral assets which may be included in the issuance of asset backed notes collateralized by a reference pool of car, truck and utility vehicle receivables by PenFed Auto Receivables Owner Trust 2025-A (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes for a sample of collateral assets and the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 loan receivables (the “Sample Receivables”), which, as instructed by the Company and accepted by the Specified Parties, was randomly selected from the Loan Number List (defined below).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets; and

PricewaterhouseCoopers LLP 300 Madison Avenue, New York, New York, 10017
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Report of Independent Accountants on Applying Agreed-Upon Procedures PenFed Auto Receivables Owner Trust 2025-A August 27, 2025 Page 2 of 4

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are as follows:

I.	Data, Information and Documents Provided

The Company provided the following data, information, and documents related to the Sample Receivables:

A.	View access to the following documents for each Sample Receivable:

(1)	The promissory note (the “Note”);

(2)
Screenshots from the Company’s loan servicing system, used to manage the Company’s auto loan receivables including loan level transaction history and performance information (the “System Screenshots”), which the Company represents is as of August 4, 2025;

B.
Excel data file containing a list of loan numbers as of July 31, 2025, which was initially the proposed pool of collateral for the Transaction, provided by the Company on August 4, 2025 (the “Loan Number List”).

C.
Excel data file containing certain data fields for the loan receivables listed in the Loan Number List as of August 4, 2025 (the “Data Tape Cutoff Date”), provided by the Company on August 8, 2025 (the “Data Tape File”).

The data, information and documents listed above provided by the Company are collectively referred to as the “Data, Information, and Documents.”

Report of Independent Accountants on Applying Agreed-Upon Procedures PenFed Auto Receivables Owner Trust 2025-A August 27, 2025 Page 3 of 4

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding was deemed to be in agreement.

In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the procedures, we contacted a Company representative for clarification prior to reporting any exceptions. We noted no exceptions in performing the procedures below.

A.	For each Sample Receivable, we observed a signature on the Note. We did not perform any procedures with respect to the authenticity of the signature on the Note.

B.	For each Sample Receivable, we observed a “Truth-in-Lending” disclosure on the Note. We did not perform any procedures with respect to the accuracy of the “Truth-in-Lending” disclosure.

C.	For each Sample Receivable, we compared the following fields on the Data Tape File to the respective fields on the Note (unless otherwise noted below):

1)	Original APR

2)	Contractual Maturity Date

3)	Loan Number

4)	Original Term

5)	First Payment Due Date

For any fields that did not agree, we performed the following procedures:

•	For Original APR, Contractual Maturity Date, Loan Number, Original Term or First Payment Due Date, we compared the Data Tape File to the System Screenshots for the applicable Sample Receivable.

D.
For each Sample Receivable, we recalculated the remaining term using the “Contractual_Maturity_Date” in the Data Tape File and August 4, 2025, rounding to whole months; and compared our result to the Remaining Loan Term field in the Data Tape File.

The calculation utilized for Procedure D is the month difference between the first day of the month of the “Contractual_Maturity_Date” field for a given receivable and August 4, 2025 (calculated using the EOMONTH function in MS Excel).

E.	For each Sample Receivable, we compared the following fields on the System Screenshots to the respective fields on the Data Tape File:

1)	Borrower Billing State

2)	Origination FICO

3)	Current Principal Balance

4)	Current Interest Rate

5)	Title Status

6)	New/Used Indicator

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes for a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York
August 27, 2025